SUPPLEMENT
DATED JUNE 25, 2009
TO THE ACTIVA INTERNATIONAL FUND
PROSPECTUSES & STATEMENTS OF ADDITIONAL INFORMATION
DATED APRIL 30, 2009, AS SUPPLEMENTED ON JUNE 3, 2009


Effective June 15, 2009, Peter Boardman and Alberto Jimenez Crespo became co-portfolio managers of the Activa International Fund. Mr. Boardman and Mr. Jimenez manage the Fund as a team and will be jointly responsible for overall management of the Fund.

Mr. Boardman has been a senior research analyst at Tradewinds since the firm's founding in 2006. Prior to joining Tradewinds, Mr. Boardman served as a senior research analyst at NWQ Investment Management Company, LLC from 2003 to 2006. Prior to joining NWQ, Mr. Boardman was a senior analyst with USAA Investment Management, where he managed the Japan portion of the firm's international fund while covering automobiles, pharmaceuticals and semiconductors on a global sector basis.

Mr. Jimenez has been a research analyst at Tradewinds since joining the firm in 2006. Mr. Jimenez will also continue to be responsible for Tradewinds' analysis of the global basic materials sector. Prior to joining Tradewinds, Mr. Jimenez was an equity analyst in the private client group at Merrill Lynch, where he conducted investment manager due diligence and provided investment advice to financial advisors pertaining to commodity trends and natural resources. Mr. Jimenez also spent three years as a sell-side equity analyst at Salomon Smith Barney covering steel, pulp and paper, and metals and mining stocks.

In connection with the liquidation of the Activa International Fund, the Fund will depart from its stated investment objective and policies and will hold a significant portion of its assets in cash and short-term debt investments.



                   PLEASE KEEP THIS WITH YOUR FUND'S PROPECTUS
                              FOR FUTURE REFERENCE